UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


     Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934




         Date of Report (Date of earliest event reported) April 30, 2003




                          CAPSTONE TURBINE CORPORATION

             (Exact name of registrant as specified in its charter)



        Delaware                     001-15957                   95-4180883
(State or other jurisdiction    (Commission file number)      (I.R.S. Employer
    of incorporation)                                        Identification No.)





               21211 Nordhoff Street, Chatsworth, California 91311
                    (Address of principal executive offices)




                                 (818) 734-5300

              (Registrant's telephone number, including area code)



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Item 9. REGULATION FD DISCLOSURE (The following discussion is furnished under
        "Item 12. Results of Operations and Financial Condition")

     The following information, including the text of the press release attached as an Exhibit to this Form 8-K, is being furnished pursuant to Item 12. "Results of Operations and Financial Condition," under Item 9. "Regulation FD Disclosure" in accordance with SEC Release No. 33-8216.

     On April 30, 2003, Capstone Turbine Corporation (the "Company") announced via a press release the Company's financial results for its first quarter ended March 31, 2003. A copy of the Company's press release is attached hereto as
Exhibit 99.1. This Form 8-K and the attached exhibit are provided under Item 12 of Form 8-K and are furnished to, but not filed with, the Securities and Exchange Commission.






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                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                                CAPSTONE TURBINE CORPORATION
                                                      (Registrant)



Date: April 30, 2003                            By: /s/ Karen Clark
                                                    ------------------------
                                                    Karen Clark
                                                    Chief Financial Officer



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                                  Exhibit Index
                                  -------------

Exhibit Number      Description of Document
--------------      -----------------------

99.1 Press Release of Registrant, dated April 30, 2003, reporting Registrant's fiscal first quarter results.